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                                                                    Exhibit 10.d

                                   ALLONGE TO
                        AMENDED AND RESTATED MASTER NOTE
                            DATED AS OF JUNE 30, 2002
                           IN THE SUM OF $2,500,000.00

                                                 As of September 30, 2005


      This Allonge is to be attached to and thereby made a part of the Amended and Restated Master Note executed by Ronson Consumer Products Corporation, a corporation of the State of New Jersey, and delivered to Summit Bank (predecessor-in-interest to Bank of America, N.A.) in the principal amount of Two Million Five Hundred Thousand ($2,500,000.00) Dollars and amends same by changing the maturity date from "September 30, 2005" to "December 31, 2005". All other payment terms shall remain the same and the new date on which all principal, interest and fees shall be due and payable is December 31, 2005.


ATTEST:                                 RONSON CONSUMER PRODUCTS
                                        CORPORATION

By:                                     By:
   ------------------------------          -------------------------------------
                                           Louis V. Aronson, II
                                           President and Chief Executive Officer



ACCEPTED AND AGREED:

BANK OF AMERICA, N.A.,
successor-by-merger to Fleet National Bank


By:
   ----------------------------
         Kathleen Auth
         Vice President